UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2018

ALPHA ENERGY, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-55586	90-1020566
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

4162 Meyerwood Drive, Houston,	TX77025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     713-231-4235

__________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02   Departure of Directors or Certain Ofﬁcers; Election of Directors; Appointment of Certain Ofﬁcers; Compensatory Arrangements of Certain Ofﬁcers.

On September 24, 2018, David E. Anderson resigned as a member of the Board of Directors.

On October 1, 2018, the board of directors of Alpha Energy, Inc. approved and appointed Robert J. Flynn, Jr., Esq. to serve as a director.

Robert J. Flynn, Jr., Esq. is a graduate of Georgetown University School of Foreign Service (B.S.F.S.), a graduate of Georgetown Law Center (J.D.) and a graduate of George Washington University National Law Center (LL.M). He is a Member of the District of Columbia Bar since 1969 and has practiced law both in the District of Columbia and elsewhere since that time.

Exhibits

No.Exhibits

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None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 1, 2018

ALPHA ENERGY, INC.

/s/ John Lepin

John Lepin, Director CFO

EXHIBIT INDEX

No.Exhibits

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None